1 Second-Quarter 2025 Second Quarter Overall Net Sales $766.5M | 9.2% Diluted Earnings Per Share: $1.82 Adjusted Diluted Earnings Per Share: $1.84 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q2 2025 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “I am pleased to report that we exceeded our expectations for the second quarter driven by solid growth in HVP components. This was the result of strong GLP-1 elastomer growth, ongoing momentum in HVP conversion mainly related to Annex 1 projects and the continued normalization of customer ordering patterns. The improved performance was concentrated in higher margin products, which drove strong margin expansion in the quarter. As a result of our strong second quarter performance and favorable foreign exchange, we are increasing our revenue and adjusted-diluted EPS guidance for fiscal year 2025.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial Officer Second-Quarter Results 2025 Analyst Conference Call 8 a.m. Eastern Time | July 24, 2025

3 West Analyst Conference Call 8 a.m. Eastern Time July 24, 2025 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register-conf.media- server.com/register/BI4c9a68176c954be7ac5a87cf1d7700e2 Registered telephone participants will receive the dial-in number along with a unique PIN number that will enable them to ask questions on the call. A replay of the webcast will be available on the Company’s website for approximately 90 days after the event. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second quarter 2025 and management’s discussion of those results during today’s conference call. WST Q2 2025 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q2 2025 Earnings

5 Financial Highlights WST Q2 2025 Earnings • Second quarter 2025 net sales of $766.5 million increased 9.2%; organic net sales increased by 6.8% • Second quarter 2025 reported-diluted EPS of $1.82 compared to $1.51 in the same period last year; adjusted-diluted EPS of $1.84 compared to $1.52 in the same period last year

6 • HVP Components revenues increased 11.3% • GLP-1 elastomer products accounted for 8% of total company revenues • 370 Annex-1 / HVP Upgrade projects, up from 340 last quarter • West’s participation rate for large molecules is trending above our historical levels YTD • Network optimization – improving service levels and managing tariff exposure • Standard products - revenues up 0.4% - Pipeline of components that have the potential to be converted into HVPs Proprietary Products Segment HVP Components and Standard Products WST Q2 2025 Earnings

7 Proprietary Products Segment HVP Delivery Devices • 13% of total company sales • Revenues increased 30.0% • Majority of the growth driven by strength in Crystal Zenith containment & Administration Systems • SmartDose – We continue to evaluate the best path forward for this business and are closely managing the cost base. Introducing new automated line in early 2026. WST Q2 2025 Earnings

8 Contract Manufacturing Segment • Revenues increased 0.5% on an organic basis in 2Q25 • Driven by the initial ramp-up stages of our Dublin facility where we manufacture auto- injectors and pens serving the obesity and diabetes market • Partially offset by lifecycle management of a CGM diagnostic device • Continue to expect CM organic revenues to increase low-single-digits for full year 2025 Dublin, Ireland expansion WST Q2 2025 Earnings

9 Second-Quarter 2025 Guidance Overview FY25 Guidance April Earnings Call July Earnings Call Low High Low High Revenue $2.945B to $2.975B $3.040B to $3.060B YoY Fx. Impact on Revenues -$5M +$59M Organic Revenue Growth % 2.0% to 3.0% 3.0% to 3.75% Expected Impact From Tariffs $20M to $25M $15M to $20M Adjusted EPS $6.15 to $6.35 $6.65 to $6.85 YoY Fx. Impact on Adjusted EPS No Impact +$0.27 Tax Benefits from Stock-Based Compensation +$0.02 +$0.04 Estimated FY Tax Rate 22% 21% Capital Expenditure $275M $275M WST Q2 2025 Earnings

10 Second-Quarter 2025 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended June 30, 2025 2024 Reported Net Sales $766.5 $702.1 Gross Profit Margin 35.7% 32.8% Reported Operating Profit $153.7 $126.2 Adjusted Operating Profit (1) $155.3 $126.4 Reported Operating Profit Margin 20.1% 18.0% Adjusted Operating Profit Margin (1) 20.3% 18.0% Reported-Diluted EPS $1.82 $1.51 Adjusted-Diluted EPS (1) $1.84 $1.52 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q2 2025 Earnings

Second-Quarter 2025 Organic Net Sales Growth

Overall Organic Net Sales Growth: 6.8% (Q2 2025)

Proprietary Products Q2 2025 organic net sales increased by 8.4%. HVP components were 47% of total company net sales driven by strength in Westar® and NovaChoice® products. Standard Products were 21% of total company net sales . HVP Delivery Devices represented 13% of total company net sales driven mainly by Daikyo Crystal Zenith® and Administration Systems.

BIOLOGICS

High-Single Digit

Organic sales growth driven by an increase in sales of NovaChoice® and Daikyo CZ® products

GENERICS

High-Single Digit

Organic sales growth driven by an increase in sales of Westar® products

PHARMA

High-Single Digit

Organic sales growth driven by an increase in sales of Westar® products

CONTRACT MANUFACTURING

Low-Single Digit

Organic net sales growth driven by an increase in self-injection devices for obesity and diabetes, partially offset by a decrease in sales of healthcare diagnostic devices

WST Q2 2025 Earnings 11

12 Change in Consolidated Net Sales Second-quarter 2024 to 2025 ($ millions) WST Q2 2025 Earnings

13 Gross Profit Update ($ millions) Three Months Ended June 30, 2025 2024 Proprietary Products Gross Profit $248.3 $207.0 Proprietary Products Gross Profit Margin 40.1% 37.0% Contract-Manufactured Products Gross Profit $25.6 $23.0 Contract-Manufactured Products Gross Profit Margin 17.5% 16.2% Consolidated Gross Profit $273.9 $230.0 Consolidated Gross Profit Margin 35.7% 32.8% WST Q2 2025 Earnings

14 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q2 2025 YTD Q2 2024 Depreciation and Amortization $81.4 $74.5 Operating Cash Flow $306.5 $283.2 Capital Expenditures $146.5 $190.8 Free Cash Flow $160.0 $92.4 Financial Condition June 30, 2025 December 31, 2024 Cash and Cash Equivalents $509.7 $484.6 Debt $202.6 $202.6 Equity $2,929.1 $2,682.3 Working Capital $1,076.3 $987.7 WST Q2 2025 Earnings

15 2025 Full-Year Guidance WST Q2 2025 Earnings 2025 Full-Year Guidance Consolidated Net Sales $3.040 - $3.060 billion Adjusted-Diluted EPS $6.65 to $6.85

16 Summary WST Q2 2025 Earnings • Delivering on financial outlook • Momentum is strong - reflected in our upward adjustment to guidance • Opportunities for increased returns in Contract Manufacturing • Strategy is delivering strong results and gives us confidence that our business can return to achieving our targeted long-term growth construct • Improving trends in our most profitable business, HVP Components, we are moving quickly to increase supply • Sincere thanks to all the West team members who did an outstanding job in contributing to our successful second quarter

17 Eric M. Green President & Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial Officer John Sweeney VP, Investor Relations Q & A WST Q2 2025 Earnings

18 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q2 2025 Earnings

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended June 30, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $153.7 $30.2 $131.8 $1.82 Unallocated items: Restructuring and other charges 1.6 0.4 1.2 0.02 Amortization of acquisition-related intangible assets - - 0.5 - Adjusted (Non-U.S. GAAP) $155.3 $30.6 $133.5 $1.84 Six months ended June 30, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $260.7 $54.3 $221.6 $3.05 Unallocated items: Restructuring and other charges 19.4 2.4 17.0 0.23 Amortization of acquisition-related intangible assets 0.2 - 1.1 0.01 Adjusted (Non-U.S. GAAP) $280.3 $56.7 $239.7 $3.29 WST Q2 2025 Earnings

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended June 30, 2024 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $126.2 $21.9 $111.3 $1.51 Unallocated items: Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $126.4 $21.9 $112.0 $1.52 Six months ended June 30, 2024 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $249.0 $38.3 $226.6 $3.06 Unallocated items: Amortization of acquisition-related intangible assets 0.4 - 1.4 0.02 Adjusted (Non-U.S. GAAP) $249.4 $38.3 $228.0 $3.08 WST Q2 2025 Earnings

21 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended June 30, 2025 Proprietary CM Total Reported net sales (U.S. GAAP) $619.8 $146.7 $766.5 Effect of changes in currency translation rates (12.9) (3.6) (16.5) Organic net sales (Non-U.S. GAAP) (1) $606.9 $143.1 $750.0 WST Q2 2025 Earnings Six months ended June 30, 2025 Proprietary CM Total Reported net sales (U.S. GAAP) $1,182.8 $281.7 $1,464.5 Effect of changes in currency translation rates (3.1) (1.7) (4.8) Organic net sales (Non-U.S. GAAP) (1) $1,179.7 $280.0 $1,459.7

22 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2024 Actual 2025 Guidance % Change Reported-diluted EPS (U.S. GAAP) $6.69 $6.36 to $6.56 (4.9%) to (1.9%) Restructuring and other charges 0.02 0.26 Amortization of acquisition-related intangible assets 0.04 0.03 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $6.75 $6.65 to $6.85 (1.5%) to 1.5% (1) See “Full-year 2025 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2025 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first six months of 2025, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.04. Any future tax benefits associated with stock-based compensation that we receive in 2025 would provide a positive adjustment to our full-year EPS guidance. In full-year 2024, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.26. WST Q2 2025 Earnings